Exhibit 10.51

FIRST AMENDMENT TO
1.75 LIEN TERM LOAN CREDIT AGREEMENT
THIS FIRST AMENDMENT TO 1.75 LIEN TERM LOAN CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) is dated as of April 4, 2017, by and among EXCO RESOURCES, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee (“Collateral Trustee”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, Borrower, the Guarantors, Administrative Agent, Collateral Trustee and the financial institutions from time to time party thereto (the “Lenders”) have entered into that certain 1.75 Lien Term Loan Credit Agreement dated as of March 15, 2017 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement” and as further amended by this Amendment, the “Credit Agreement”);
WHEREAS, Borrower, the Guarantors, Administrative Agent and the Majority Lenders have entered into that certain Limited Consent under the Indenture and the Credit Agreement dated as of the date hereof (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Limited Consent”) whereby the the Majority Lenders instructed Wilmington Trust, National Association, in its capacity as Administrative Agent and in its capacity as Collateral Trustee under the Existing Agreement and the Credit Agreement, to execute and deliver this Amendment and other documents, instruments and agreements contemplated herein (including any and all amendments, amendments and restatements, modifications, supplements and acknowledgements with respect to any of the foregoing); and
WHEREAS, the Borrower, the Guarantors, Administrative Agent (acting upon the instruction of the Lenders) and Collateral Trustee (acting upon the instruction of the Lenders), desire to amend the Existing Agreement as provided herein upon the terms and conditions set forth herein.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, Administrative Agent and Collateral Agent hereto hereby agree as follows:
Section 1.Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, effective as of the date hereof, the Credit Agreement shall be amended in the manner provided in this Section 1.

KE 42834148

1.1    Deposit Account Control Agreement. Schedule 5.18 of the Credit Agreement is hereby amended by replacing “20 days” with “30 days” in the third paragraph thereof.
SECTION 2.    Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the execution and delivery of this Amendment by each Credit Party, Administrative Agent and Collateral Trustee.
SECTION 3.    Representations and Warranties of Borrower. To induce the Administrative Agent and Collateral Trustee to enter into this Amendment, each Credit Party hereby represents and warrants to the Administrative Agent and Collateral Trustee as follows:
3.1    Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under the Credit Agreement.
3.2    Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
SECTION 4.    Miscellaneous.
4.1    Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.
4.2    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.3    Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to Administrative Agent and the Collateral Agent incurred by Administrative Agent and the Collateral Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
4.4    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
4.5    Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6    Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
4.7    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
4.8    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.
4.9    Reference to and Effect on the Loan Documents.
(a)    This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Existing Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Existing Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.
BORROWER:
EXCO RESOURCES, INC.
By:    /s/ Tyler Farquharson
Name:    Tyler Farquharson
Title:    Vice President, Chief Financial Officer     and Treasurer
GUARANTORS:
EXCO HOLDING (PA), INC.
EXCO PRODUCTION COMPANY (PA), LLC
EXCO PRODUCTION COMPANY (WV), LLC
EXCO RESOURCES (XA), LLC
EXCO SERVICES, INC.
EXCO MIDCONTINENT MLP, LLC
EXCO PARTNERS GP, LLC
EXCO PARTNERS OLP GP, LLC
EXCO HOLDING MLP, INC.
EXCO LAND COMPANY, LLC
By:    /s/ Tyler Farquharson
Name:    Tyler Farquharson
Title:    Vice President, Chief Financial Officer     and Treasurer
EXCO OPERATING COMPANY, LP

By:	EXCO Partners OLP GP, LLC, its general partner
By:    /s/ Tyler Farquharson
Name:    Tyler Farquharson
Title:    Vice President, Chief Financial Officer     and Treasurer

Signature Page to First Amendment to
1.75 Lien Term Loan Credit Agreement

EXCO GP PARTNERS OLD, LP

By:	EXCO Partners GP, LLC, its general partner
By:    /s/ Tyler Farquharson
Name:    Tyler Farquharson
Title:    Vice President, Chief Financial Officer     and Treasurer
RAIDER MARKETING, LP

By:	Raider Marketing GP, LLC, its general partner
By:    /s/ Tyler Farquharson
Name:    Tyler Farquharson
Title:    Vice President, Chief Financial Officer     and Treasurer
RAIDER MARKETING GP, LLC
By:    /s/ Tyler Farquharson
Name:    Tyler Farquharson
Title:    Vice President, Chief Financial Officer     and Treasurer

Signature Page to First Amendment to
1.75 Lien Term Loan Credit Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent
By:    /s/ Meghan H. McCauley
Name:    Meghan H. McCauley
Title: Vice President

Signature Page to First Amendment to
1.75 Lien Term Loan Credit Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Trustee
By:    /s/ Meghan H. McCauley
Name:    Meghan H. McCauley
Title: Vice President

Signature Page to First Amendment to
1.75 Lien Term Loan Credit Agreement